Convertible Debentures	3 Months Ended
Mar. 31, 2023
Convertible Debenture [Abstract]
Convertible Debentures

Note 9 Convertible debentures

On March 31, 2023, the Company issued Part A-1 Convertible Debentures to multiple investors for an aggregate principal amount of $5,969,325. The Part A-1 Convertible Debentures carry an interest rate of 0.01% per annum and have a maturity date of February 2, 2027. On the maturity date, the Company shall pay principal and accrued interest.

At any time, investors are entitled to convert any portion of the outstanding amount into common stock of the Company at a conversion price, including principal and accrued interest that would be the lower of (i) the fixed conversion price of $10.01 per share, or (ii) 75% of the average of the daily volume-weighted average price during the twenty consecutive trading days immediately preceding the conversion date or other date of determination. This conversion price is subject to floor price of $ 2.06 per share. Also, the conversion price is subject to adjustments upon dividend, subdivision, combination or reclassification of common stock.

In connection with the Part A-1 Convertible Debentures, the Company issued warrants, which entitle the holders thereof to purchase up to an aggregate of 149,234 shares of common stock of the Company within an exercise period of 4 years from the issuance date at the exercise price of $0.01.

The warrants met the requirements for equity classification under ASC 480 and ASC 815 and were recorded at the issuance date using a relative fair value allocation method. Fair value of $483,649 allocated to the warrants is reflected as additional paid-in capital. The warrants are equity classified because they are indexed to common stock of the Company and require physical settlement or net share settlement. The fair value of the warrant is classified within Level 3 of the fair value hierarchy and was determined using the Black -Scholes option pricing model with an expected dividend yield of 0.00%, an expected volatility of 39.5%, a risk -free interest rate of 3.7% and a remaining life of 4 years.

The Company analyzed the conversion feature of the convertible debentures for derivative accounting consideration under ASC 815-15 “Derivatives and Hedging” and determined the conversion features should be bifurcated and separately accounted for as a derivative. Accordingly, the conversions features are carried at fair value at each reporting date with the corresponding earnings (loss) reflected in the condensed consolidated statements of operations as a change in fair value of derivative liabilities. The Company valued the embedded derivative using the Monte Carlo simulation and a derivative liability of $708,505 was recognized by the Company as a debt discount to the fair value allocated to convertible debentures under the relative fair value method. As of March 31, 2023, the convertible debentures have an aggregate outstanding balance of $4,027,171.

Assumptions used in calculating estimated fair value of the conversion features as of March 31, 2023 is as follows:

March 31, 2023
Volatility	39.5%
Risk-free rate	3.72%
Contractual term (years)	3.85

Refer to note 19 for details on fair valuation methodology and summary of the changes in fair value.